Exhibit 99.2

Covidien plc
Segment Net Sales and Operating Income
Fiscal Years Ended September 27, 2013 and September 28, 2012
(dollars in millions)

	Fiscal Year Ended
	As Previously Reported		Revised
	September 27, 2013	September 28, 2012	September 27, 2013	September 28, 2012
Net sales:
Medical Devices	$8,489	$8,111	$8,689	$8,308
Medical Supplies	1,746	1,740	—	—
U.S. Medical Supplies	—	—	1,546	1,543
Consolidated net sales	$10,235	$9,851	$10,235	$9,851

Segment operating income:
Medical Devices	$2,497	$2,457	$2,472	$2,437
Medical Supplies	169	212	—	—
U.S. Medical Supplies	—	—	162	205
Segment operating income	2,666	2,669	2,634	2,642
Unallocated amounts:
Corporate expenses	(407)	(383)	(375)	(356)
Restructuring and related charges, net	(109)	(87)	(109)	(87)
Net charges associated with acquisitions and license and distribution arrangements	(18)	(49)	(18)	(49)
Legal charges	—	(47)	—	(47)
Impairments related to product discontinuance	—	(18)	—	(18)
Interest expense, net	(192)	(191)	(192)	(191)
Other income, net	89	25	89	25
Income from continuing operations before income taxes	$2,029	$1,919	$2,029	$1,919

Covidien plc
Segment Net Sales and Operating Income
Quarters Ended December 28, 2012, March 29, 2013, June 28, 2013 and September 27, 2013
(dollars in millions)

	Quarter Ended
	December 28, 2012	March 29, 2013	June 28, 2013	September 27, 2013
Net sales:
Medical Devices	$2,182	$2,143	$2,189	$2,175
U.S. Medical Supplies	385	387	389	385
Consolidated net sales	$2,567	$2,530	$2,578	$2,560

Segment operating income:
Medical Devices	$634	$627	$610	$601
U.S. Medical Supplies	51	42	39	30
Segment operating income	685	669	649	631
Unallocated amounts:
Corporate expenses	(81)	(98)	(95)	(101)
Restructuring and related charges, net	(8)	(55)	(10)	(36)
Net credit (charges) associated with acquisitions and license and distribution arrangements	—	6	(2)	(22)
Interest expense, net	(48)	(49)	(51)	(44)
Other income, net	1	17	56	15
Income from continuing operations before income taxes	$549	$490	$547	$443

Covidien plc
Product Line Sales
Fiscal Years Ended September 27, 2013 and September 28, 2012
(dollars in millions)

	Fiscal Year Ended
	September 27, 2013	September 28, 2012	Percent change	Currency impact	Operational growth (1)

Advanced Surgical	$3,186	$2,918	9%	(2)%	11%
General Surgical	1,589	1,624	(2)	(1)	(1)
Surgical Solutions	4,775	4,542	5	(2)	7
Peripheral Vascular	1,215	1,214	—	(2)	2
Neurovascular	437	397	10	(1)	11
Vascular Therapies	1,652	1,611	3	(2)	5
Patient Monitoring	969	867	12	(2)	14
Airway & Ventilation	770	748	3	(3)	6
Nursing Care	1,011	999	1	(2)	3
Patient Care	1,058	1,084	(2)	—	(2)
Respiratory and Patient Care	3,808	3,698	3	(1)	4
Total Covidien	$10,235	$9,851	4	(2)	6

(1)  Operational growth, a non-GAAP financial measure, measures the change in sales between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. See description of non-GAAP financial measures contained in this release.

Covidien plc
Product Line Sales
Quarters Ended December 28, 2012 and December 30, 2011
(dollars in millions)

	Quarter Ended
	December 28, 2012	December 30, 2011	Percent change	Currency impact	Operational growth (1)

Advanced Surgical	$790	$712	11%	(2)%	13%
General Surgical	404	409	(1)	(1)	—
Surgical Solutions	1,194	1,121	7	(1)	8
Peripheral Vascular	310	300	3	(1)	4
Neurovascular	106	91	16	(2)	18
Vascular Therapies	416	391	6	(2)	8
Patient Monitoring	241	207	16	(2)	18
Airway & Ventilation	196	182	8	(1)	9
Nursing Care	254	246	3	(1)	4
Patient Care	266	261	2	—	2
Respiratory and Patient Care	957	896	7	(1)	8
Total Covidien	$2,567	$2,408	7	(1)	8

(1)  Operational growth, a non-GAAP financial measure, measures the change in sales between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. See description of non-GAAP financial measures contained in this release.

Covidien plc
Product Line Sales
Quarters Ended March 29, 2013 and March 30, 2012
(dollars in millions)

	Quarter Ended
	March 29, 2013	March 30, 2012	Percent change	Currency impact	Operational growth (1)

Advanced Surgical	$774	$718	8%	(2)%	10%
General Surgical	392	406	(3)	(1)	(2)
Surgical Solutions	1,166	1,124	4	(2)	6
Peripheral Vascular	295	297	(1)	(2)	1
Neurovascular	111	94	18	(1)	19
Vascular Therapies	406	391	4	(2)	6
Patient Monitoring	250	220	14	(1)	15
Airway & Ventilation	191	187	2	(4)	6
Nursing Care	254	242	5	(1)	6
Patient Care	263	274	(4)	—	(4)
Respiratory and Patient Care	958	923	4	(1)	5
Total Covidien	$2,530	$2,438	4	(1)	5

(1)  Operational growth, a non-GAAP financial measure, measures the change in sales between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. See description of non-GAAP financial measures contained in this release.

Covidien plc
Product Line Sales
Quarters Ended June 28, 2013 and June 29, 2012
(dollars in millions)

	Quarter Ended
	June 28, 2013	June 29, 2012	Percent change	Currency impact	Operational growth (1)

Advanced Surgical	$810	$745	9%	(2)%	11%
General Surgical	403	416	(3)	(2)	(1)
Surgical Solutions	1,213	1,161	4	(3)	7
Peripheral Vascular	305	310	(2)	(3)	1
Neurovascular	112	110	2	(1)	3
Vascular Therapies	417	420	(1)	(2)	1
Patient Monitoring	237	210	13	(2)	15
Airway & Ventilation	193	185	4	(3)	7
Nursing Care	254	253	—	(2)	2
Patient Care	264	277	(5)	(1)	(4)
Respiratory and Patient Care	948	925	2	(2)	4
Total Covidien	$2,578	$2,506	3	(2)	5

(1)  Operational growth, a non-GAAP financial measure, measures the change in sales between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. See description of non-GAAP financial measures contained in this release.

Covidien plc
Product Line Sales
Quarters Ended September 27, 2013 and September 28, 2012
(dollars in millions)

	Quarter Ended
	September 27, 2013	September 28, 2012	Percent change	Currency impact	Operational growth (1)

Advanced Surgical	$812	$743	9%	(3)%	12%
General Surgical	390	393	(1)	(2)	1
Surgical Solutions	1,202	1,136	6	(2)	8
Peripheral Vascular	305	307	(1)	(4)	3
Neurovascular	108	102	6	—	6
Vascular Therapies	413	409	1	(3)	4
Patient Monitoring	241	230	5	(2)	7
Airway & Ventilation	190	194	(2)	(3)	1
Nursing Care	249	258	(3)	(2)	(1)
Patient Care	265	272	(3)	(1)	(2)
Respiratory and Patient Care	945	954	(1)	(2)	1
Total Covidien	$2,560	$2,499	2	(3)	5

(1)  Operational growth, a non-GAAP financial measure, measures the change in sales between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. See description of non-GAAP financial measures contained in this release.

Covidien plc
Sales by Geography
Fiscal Years Ended September 27, 2013 and September 28, 2012
(dollars in millions)

	Fiscal Year Ended
	September 27, 2013	September 28, 2012	Percent change	Currency impact	Operational growth (1)

U.S.	$1,835	$1,747	5%	—%	5%
Non-U.S. Developed Markets (2)	2,059	2,026	2	(3)	5
Emerging Markets	881	769	15	(1)	16
Surgical Solutions	$4,775	$4,542	5	(2)	7

U.S.	$925	$912	1%	—%	1%
Non-U.S. Developed Markets (2)	503	516	(3)	(6)	3
Emerging Markets	224	183	22	(2)	24
Vascular Therapies	$1,652	$1,611	3	(2)	5

U.S.	$2,343	$2,270	3%	—%	3%
Non-U.S. Developed Markets (2)	1,087	1,098	(1)	(5)	4
Emerging Markets	378	330	15	(1)	16
Respiratory and Patient Care	$3,808	$3,698	3	(1)	4

U.S.	$5,103	$4,929	4%	—%	4%
Non-U.S. Developed Markets (2)	3,649	3,640	—	(5)	5
Emerging Markets	1,483	1,282	16	(1)	17
Total Covidien	$10,235	$9,851	4	(2)	6

(1)  Operational growth, a non-GAAP financial measure, measures the change in sales between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. See description of non-GAAP financial measures contained in this release.

(2) Non-U.S. Developed Markets includes Western Europe, Japan, Canada, Australia and New Zealand.

Covidien plc
Sales by Geography
Quarters Ended December 28, 2012 and December 30, 2011
(dollars in millions)

	Quarter Ended
	December 28, 2012	December 30, 2011	Percent change	Currency impact	Operational growth (1)

U.S.	$457	$442	3%	—%	3%
Non-U.S. Developed Markets (2)	528	499	6	(2)	8
Emerging Markets	209	180	16	(2)	18
Surgical Solutions	$1,194	$1,121	7	(1)	8

U.S.	$231	$216	7%	—%	7%
Non-U.S. Developed Markets (2)	135	132	2	(3)	5
Emerging Markets	50	43	16	(1)	17
Vascular Therapies	$416	$391	6	(2)	8

U.S.	$581	$548	6%	—%	6%
Non-U.S. Developed Markets (2)	278	267	4	(3)	7
Emerging Markets	98	81	21	(1)	22
Respiratory and Patient Care	$957	$896	7	(1)	8

U.S.	$1,269	$1,206	5%	—%	5%
Non-U.S. Developed Markets (2)	941	898	5	(2)	7
Emerging Markets	357	304	17	(2)	19
Total Covidien	$2,567	$2,408	7	(1)	8

(1)  Operational growth, a non-GAAP financial measure, measures the change in sales between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. See description of non-GAAP financial measures contained in this release.

(2) Non-U.S. Developed Markets includes Western Europe, Japan, Canada, Australia and New Zealand.

Covidien plc
Sales by Geography
Quarters Ended March 29, 2013 and March 30, 2012
(dollars in millions)

	Quarter Ended
	March 29, 2013	March 30, 2012	Percent change	Currency impact	Operational growth (1)

U.S.	$439	$420	5%	—%	5%
Non-U.S. Developed Markets (2)	518	519	—	(3)	3
Emerging Markets	209	185	13	(1)	14
Surgical Solutions	$1,166	$1,124	4	(2)	6

U.S.	$225	$217	4%	—%	4%
Non-U.S. Developed Markets (2)	123	129	(5)	(5)	—
Emerging Markets	58	45	29	(1)	30
Vascular Therapies	$406	$391	4	(2)	6

U.S.	$593	$566	5%	—%	5%
Non-U.S. Developed Markets (2)	280	283	(1)	(4)	3
Emerging Markets	85	74	15	(2)	17
Respiratory and Patient Care	$958	$923	4	(1)	5

U.S.	$1,257	$1,203	4%	—%	4%
Non-U.S. Developed Markets (2)	921	931	(1)	(4)	3
Emerging Markets	352	304	16	(1)	17
Total Covidien	$2,530	$2,438	4	(1)	5

(1)  Operational growth, a non-GAAP financial measure, measures the change in sales between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. See description of non-GAAP financial measures contained in this release.

(2) Non-U.S. Developed Markets includes Western Europe, Japan, Canada, Australia and New Zealand.

Covidien plc
Sales by Geography
Quarters Ended June 28, 2013 and June 29, 2012
(dollars in millions)

	Quarter Ended
	June 28, 2013	June 29, 2012	Percent change	Currency impact	Operational growth (1)

U.S.	$466	$449	4%	—%	4%
Non-U.S. Developed Markets (2)	517	510	1	(5)	6
Emerging Markets	230	202	14	(1)	15
Surgical Solutions	$1,213	$1,161	4	(3)	7

U.S.	$233	$240	(3)%	—%	(3)%
Non-U.S. Developed Markets (2)	126	129	(2)	(6)	4
Emerging Markets	58	51	14	(2)	16
Vascular Therapies	$417	$420	(1)	(2)	1

U.S.	$585	$573	2%	—%	2%
Non-U.S. Developed Markets (2)	267	269	(1)	(5)	4
Emerging Markets	96	83	16	—	16
Respiratory and Patient Care	$948	$925	2	(2)	4

U.S.	$1,284	$1,262	2%	—%	2%
Non-U.S. Developed Markets (2)	910	908	—	(5)	5
Emerging Markets	384	336	14	(1)	15
Total Covidien	$2,578	$2,506	3	(2)	5

(1)  Operational growth, a non-GAAP financial measure, measures the change in sales between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. See description of non-GAAP financial measures contained in this release.

(2) Non-U.S. Developed Markets includes Western Europe, Japan, Canada, Australia and New Zealand.

Covidien plc
Sales by Geography
Quarters Ended September 27, 2013 and September 28, 2012
(dollars in millions)

	Quarter Ended
	September 27, 2013	September 28, 2012	Percent change	Currency impact	Operational growth (1)

U.S.	$473	$436	8%	—%	8%
Non-U.S. Developed Markets (2)	496	498	—	(4)	4
Emerging Markets	233	202	15	(3)	18
Surgical Solutions	$1,202	$1,136	6	(2)	8

U.S.	$236	$239	(1)%	—%	(1)%
Non-U.S. Developed Markets (2)	119	126	(6)	(8)	2
Emerging Markets	58	44	32	(3)	35
Vascular Therapies	$413	$409	1	(3)	4

U.S.	$584	$583	—%	—%	—%
Non-U.S. Developed Markets (2)	262	279	(6)	(6)	—
Emerging Markets	99	92	8	(2)	10
Respiratory and Patient Care	$945	$954	(1)	(2)	1

U.S.	$1,293	$1,258	3%	—%	3%
Non-U.S. Developed Markets (2)	877	903	(3)	(6)	3
Emerging Markets	390	338	15	(3)	18
Total Covidien	$2,560	$2,499	2	(3)	5

(1)  Operational growth, a non-GAAP financial measure, measures the change in sales between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. See description of non-GAAP financial measures contained in this release.

(2) Non-U.S. Developed Markets includes Western Europe, Japan, Canada, Australia and New Zealand.

Covidien plc
Supplemental Financial Information
(dollars in millions, except per share data)

	Quarter Ended				Fiscal Year Ended
	December 28, 2012	March 29, 2013	June 28, 2013	September 27, 2013	September 27, 2013
Amortization of intangible assets:
Amortization expense from continuing operations	$55	$56	$55	$56	$222
Tax impact	(16)	(15)	(14)	(15)	(60)
	$39	$41	$41	$41	$162
EPS impact on continuing operations	$0.08	$0.09	$0.09	$0.09	$0.34

	Quarter Ended				Fiscal Year Ended
	December 30, 2011	March 30, 2012	June 29, 2012	September 28, 2012	September 28, 2012
Amortization of intangible assets:
Amortization expense from continuing operations	$44	$48	$50	$55	$197
Tax impact	(14)	(13)	(14)	(13)	(54)
	$30	$35	$36	$42	$143
EPS impact on continuing operations	$0.06	$0.07	$0.07	$0.09	$0.29